--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*  (000)                     DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--130.0%
                 MORTGAGE PASS-THROUGHS--17.7%
      $ 21,967   Federal Home Loan Mortgage Corp.,
                   6.50%, 4/01/28 - 7/01/29 ...............      $   20,710,608
                                                                 --------------
           326   Federal Housing Administration,
                   Ponds at Punaluu,
                   7.625%, 4/01/37 ........................             325,841
                 Federal National Mortgage
                   Association,
       147,662@    6.50%, 6/01/23 - 6/01/29 ...............         139,007,648
        20,563@    7.00%, 2/01/24 - 9/01/29 ...............          19,922,269
                                                                 --------------
                                                                    179,966,366
                                                                 --------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--2.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,139     Series 1454, Class 1454-FB,
                     4/15/20 ..............................           2,041,138
            93     Series 1563, Class 1563-S,
                     10/15/07 .............................              87,425
            95     Series 1663, Class 1663-A,
                     7/15/23 ..............................              92,122
           389     Series 1686, Class 1686-PK,
                     4/15/23 ..............................             384,376
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        10,061     Trust 1992-43, Class 43-E,
                     4/25/22 ..............................          10,004,833
         6,375     Trust 1994-81, Class 81-PE,
                     6/25/18 ..............................           6,368,843
         6,162     Trust 1996-T6, Class T6-C,
                     2/26/01 ..............................           6,093,662
         1,541     Trust 1996-T6, Class T6-D,
                     2/26/01 ..............................           1,518,856
                                                                 --------------
                                                                     26,591,255
                                                                 --------------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--0.0%
AA         190   Collateralized Mortgage
                   Securities Corp.,
                   Series F, Class F4-A, 11/01/15 .........             194,558
                                                                 --------------

                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--1.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
           356     Series 1563, Class 1563-SB,
                     8/15/08 ..............................             347,922
           603     Series 1592, Class 1592-NE,
                     12/15/22 .............................             554,732
         1,066     Series 1606, Class 1606-SB,
                     11/15/08 .............................           1,036,684
         2,229     Series 1671, Class 1671-KB,
                     2/15/24 ..............................           2,181,561
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         3,717     Trust 1992-155, Class 155-SA,
                     10/25/05 .............................           3,759,285
           230     Trust 1993-117, Class 117-S,
                     7/25/08 ..............................             220,624
         1,719     Trust 1993-178, Class 178-SC,
                     9/25/23 ..............................           1,643,465
         2,247     Trust 1993-196, Class 196-SM,
                     10/25/08 .............................           1,938,944
         1,544     Trust 1993-214, Class 214-SO,
                     12/25/08 .............................           1,494,963
         1,500     Trust 1993-G17, Class G17-SH,
                     4/25/23 ..............................             911,250
         2,406     Trust 1998-38, Class 38-S,
                     1/18/12 ..............................           2,416,713
                                                                 --------------
                                                                     16,506,143
                                                                 --------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--3.2%
AAA    123,720   Credit Suisse First Boston Mortgage
                     Securities Corp., Series 1997-C1,
                     Class AX, 6/20/29** ..................          10,198,406
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         5,257     Series G3, Class G3-S,
                     4/25/19 ..............................             133,637
         5,725     Series G32, Class G32-PT,
                     2/25/19 ..............................             282,627
            30     Series 113, Class 113-N,
                     5/15/21 ..............................             897,006
             3     Series 1378, Class 1378-DA,
                     1/15/18 ..............................               3,080
            13     Series 1388, Class 1388-G,
                     5/15/06 ..............................             145,152
             7     Series 1404, Class 1404-E,
                     1/15/06 ..............................              54,605
         1,647     Series 1617, Class 1617-EB,
                     9/15/23 ..............................           1,618,873
         8,289     Series 1621, Class 1621-SJ,
                     10/15/20 .............................             169,753
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             4     Trust 1991-29, Class 29-J,
                     4/25/21 ..............................             134,372
            12     Trust 1991-80, Class 80-Q,
                     7/25/21 ..............................             329,783

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*  (000)                     DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES(CONTINUED)
      $  3,253     Trust 1993-141, Class 141-PW,
                     6/25/18 ..............................      $      148,217
        12,720     Trust 1998-3, Class 3-SC,
                     2/18/28 ..............................             178,879
                 Merrill Lynch Mortgage Investors, Inc.,
AAA     66,932     Series 1997-C2, Class IO,
                     12/10/29 .............................           4,345,512
AAA     47,653     Series 1998-C2, Class IO,
                     2/15/30 ..............................           3,411,739
AAA         26   Merrill Lynch Trust,
                     Series 43, Class 43-F, 8/27/15 .......             121,136
                 Morgan Stanley Capital Inc.,
AAA    112,525     Series 1998-HF1, Class HF1-X,
                     2/15/18 ..............................           6,046,776
AAA     98,995     Series 1998-WF2, Class WF2-X,
                     4/15/23 ..............................           3,870,200
                                                                 --------------
                                                                     32,089,753
                                                                 --------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--1.8%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           383     Series 1338, Class 1338-Q,
                     8/15/07 ..............................             323,903
         4,714     Series 1662, Class 1662-PO,
                     1/15/09 ..............................           3,739,054
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,602     Trust 5, Class 1, 9/01/07 ..............           1,334,710
           637     Trust 60, Class 1, 1/01/19 .............             506,341
           179     Trust 1991-G44, Class G44-H,
                     11/25/21 .............................             174,402
         9,734     Trust 1993-257, Class 257-A,
                     6/25/23 ..............................           9,246,274
         3,453     Trust 1994-54, Class 54-B,
                     11/25/23 .............................           3,304,283
                                                                 --------------
                                                                     18,628,967
                                                                 --------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--3.6%
BBB      4,148   CBA Mortgage Corp.,
                   Series 1993-C1, Class D,
                   6.67%, 12/25/03 ........................           4,010,950
AAA      3,526   Mortgage Capital Funding, Inc.,
                   Series 1998-MC3, Class A1,
                   6.001%, 11/18/31 .......................           3,330,923
AAA      5,200   PaineWebber Mortgage Acceptance
                   Corp. IV, Series 1995-M1, Class A,
                   6.70%, 1/15/07** .......................           5,102,500
                 Resolution Trust Corp.,
AA       6,230     Series 1994-C1, Class C,
                   8.00%, 6/25/26 .........................           6,221,812
A        5,435     Series 1994-C2, Class D,
                   8.00%, 4/25/25 .........................           5,343,357
AAA     12,800   Structured Asset Securities Corp.,
                   Series 1996-CFL, Class B,
                   6.303%, 2/25/28 ........................          12,736,000
                                                                 --------------
                                                                     36,745,542
                                                                 --------------
                 ASSET-BACKED SECURITIES--14.0%
BBB      2,183   Amresco Securitized Interest,
                   Series 1996-1, Class A,
                   8.10%, 4/26/26** .......................           1,570,978
Aaa     21,096   Brazos Student Loan Financial Corp.,
                   Series 1998-A, Class A1,
                   6.46%, 6/01/06 .........................          21,026,919
                 Broad Index Secured Trust Offering,
Baa2    10,000     6.58%, 3/26/01 .........................           9,784,131
Baa2    10,000     7.149%, 9/09/01** ......................           9,981,250
AA       6,000   Chase Credit Card Master Trust,
                   Series 1997-2, Class A,
                   6.30%, 4/15/03 .........................           5,992,500
AA       5,723   Chase Manhattan Grantor Trust,
                   Series 1996-B, Class A,
                   6.61%, 9/15/02 .........................           5,717,646
AA      35,000@  Citibank Credit Card Trust,
                   Series 1996-1, Class A,
                   Zero Coupon, 2/07/03 ...................          32,527,950
NR       5,892   Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                   7.33%, 3/15/06**/*** ...................           1,767,548
AA      35,000   Honda Auto Lease Trust,
                   Series 1999-A, Class A3,
                   6.10%, 1/15/02 .........................          34,732,031
AA       7,000   IMC Home Equity Loan Trust,
                   Series 1998-3, Class A-9,
                   5.35%, 6/20/01 .........................             476,321
A        8,150   Newcourt Equipment Trust,
                   Series 1998-1, Class B,
                   5.97%, 4/20/05 .........................           8,030,243
AA       5,750@  Standard Credit Card Master Trust,
                   Series 1995-3, Class A,
                   7.85%, 2/07/02 .........................           5,758,984
                 Structured Mortgage Asset
                   Residential Trust,@@/***
NR       9,989     Series 1997-2, 8.724%, 3/15/06 .........           2,197,641
NR      11,016     Series 1997-3, 8.57%, 4/15/06 ..........           2,423,565
                                                                 --------------
                                                                    141,987,707
                                                                 --------------
                 U.S. GOVERNMENT AND AGENCY
                 SECURITIES--30.9%
                 U.S. Treasury Bonds,
        73,833@    3.625%, 4/15/28 (TIPS) .................          65,941,407
        11,000     5.25%, 11/15/28 - 2/15/29 ..............           9,064,370
        35,000@    6.125%, 11/15/27 .......................          32,571,700
                 U.S. Treasury Notes,
       108,000@    4.50%, 9/30/00 .........................         106,767,720
       100,000@    5.50%, 7/31/01 .........................          98,922,000
                                                                 --------------
                                                                    313,267,197
                                                                 --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*  (000)                     DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------

                 ZERO COUPON BONDS--6.6%
                 Government Trust Certificates,
       $35,925     Series 1-D, 11/15/00 ...................      $   34,001,468
        34,630     Series 2-F, 11/15/00 ...................          32,775,806
                                                                 --------------
                                                                     66,777,274
                                                                 --------------
                 TAXABLE MUNICIPAL BONDS--3.1%
AAA      1,000   Kern County California Pension
                   Obligation, 6.27%, 8/15/01 .............             990,750
AAA      2,035   Long Beach California Pension
                   Obligation, 6.45%, 9/01/01 .............           2,021,284
AAA      6,000   Los Angeles County California
                   Pension Obligation,
                   Series D, 6.38%, 6/30/01 ...............           5,958,240
NR       5,630   Massachusetts Housing Fin. Agency,
                   Series 1991-B,
                   6.85%, 10/01/20 ........................           5,151,957
                 New York City G.O.,
A-       5,000     Series I, 6.40%, 3/15/01 ...............           4,964,950
A-       5,000     Series I, 7.24%, 4/15/01 ...............           5,012,901
Baa1     1,000   New York State Environmental
                 Facility Auth., Series A,
                   6.62%, 3/15/01 .........................             992,660
Baa1     3,345   New York State Housing Fin. Agency,
                   Series B, 7.14%, 3/15/02 ...............           3,324,395
BBB      2,000   New York State Urban
                   Development Corp., Series B,
                   6.90%, 4/01/01 .........................           1,991,300
AA       1,000   St. Josephs Health Systems California,
                   Series A, 7.02%, 7/01/01 ...............           1,000,130
                                                                 --------------
                                                                     31,408,567
                                                                 --------------
                 CORPORATE BONDS--34.2%
                 FINANCE & BANKING--20.7%
A3       1,300@  Amsouth Bancorp.,
                   6.75%, 11/01/25 ........................           1,243,632
A-       5,000     Aristar, Inc., 7.25%, 6/15/01 ..........           5,001,950
                 Associates Corp.,
AA-      5,000     6.68%, 7/25/00 .........................           5,005,600
AA-      5,000     7.46%, 3/28/00 .........................           5,014,400
A+      10,000     AT&T Corp., 5.74%, 6/30/01 .............           9,829,500
Baa2     9,000   Capital One Bank,
                   6.26%, 5/07/01 .........................           8,849,790
A-      15,000   Donaldson, Lufkin & Jenrette,
                   5.625%, 2/15/16 ........................          14,769,300
BBB-    10,000   Franchise Finance Corp.,
                   7.00%, 11/30/00 ........................           9,882,400
A+       6,750   Goldman Sachs Group,
                   6.20%, 12/15/00** ......................           6,701,603
A3       5,000   Great Western Financial Corp.,
                   6.375%, 7/01/00 ........................           4,990,450
A        4,000   Household Financial Corp.,
                   7.45%, 4/01/00 .........................           4,005,440
                 Lehman Brothers Holdings, Inc.,
A        8,000     6.75%, 9/24/01 .........................           7,940,384
A       10,000     7.25%, 4/15/03 .........................           9,924,052
A1       5,700   Meridian Bancorp Inc.,
                   6.625%, 6/15/00 ........................           5,700,904
AA-     10,715   Merrill Lynch & Co., Inc.,
                   5.75%, 11/02/02 ........................          10,342,518
Aa3      3,800   Morgan Stanley Dean Witter
                   Discover, Inc.,
                   5.75%, 2/15/01 .........................           3,760,404
Aa2     10,000   Nations Bank Corp.,
                   7.00%, 9/15/01 .........................          10,007,000
BBB+    10,000   PaineWebber Group Inc.,
                   5.81%, 6/08/01 .........................           9,789,440
A3      10,000   Popular Inc., 6.20%, 4/30/01 .............           9,855,100
A+       5,000   Prudential Funding Corp.,
                   6.00%, 5/11/01** .......................           4,944,250
BBB+     6,590   Ryder Systems Inc.,
                   9.25%, 5/15/01 .........................           6,718,813
                 Salomon Smith Barney Holdings Inc.,
Aa3     13,000     5.875%, 2/01/01 ........................          12,855,050
Aa3     12,500     6.625%, 11/30/00 .......................          12,466,500
Aa3      3,600     7.00%, 5/15/00 .........................           3,605,112
Aa3      1,925   Security Pacific Corp.,
                   11.00%, 3/01/01 ........................           2,011,125
A-      15,000   Transamerica Finance Corp.,
                   6.75%, 6/01/00 .........................          15,016,800
BB       5,500   Trinet Corporate Realty Trust,
                   7.30%, 5/15/01 .........................           5,318,170
A2        5000   Union Planters National Bank,
                   6.76%, 10/30/01 ........................           4,972,050
                                                                 --------------
                                                                    210,521,737
                                                                 --------------
                 INDUSTRIALS--4.4%
BBB     10,000     Amerco Inc., 7.49%, 9/18/01 ............          10,073,500
BBB+     7,500   Erac USA Finance Co.,
                   7.00%, 6/15/00** .......................           7,510,441
A+      10,000   Ford Motor Credit Co.,
                   6.18%, 12/27/01 ........................           9,869,300
A-       2,505   ICI Wilmington Inc.,
                   8.75%, 5/01/01 .........................           2,543,577
A2         702   Kern River Funding Corp.,
                   6.42%, 3/31/01** .......................             698,555
                 Sears Roebuck & Co.,
A-       4,250     6.50%, 6/15/00 .........................           4,240,693
A-       5,000     7.29%, 4/24/00 .........................           5,009,150
BBB      4,550   WMX TECHNOLOGIES INC.,
                   7.125%, 6/15/01 ........................           4,409,769
                                                                 --------------
                                                                     44,354,985
                                                                 --------------
                 UTILITIES--1.4%
BBB      9,000   Pacificorp Holdings Inc.,
                   6.75%, 4/01/01** .......................           8,960,310
BBB+     5,000   Potomac Capital Investment Corp.,
                   6.73%, 8/09/00** .......................           5,000,000
                                                                 --------------
                                                                     13,960,310
                                                                 --------------
                 YANKEE--7.7%
                 African Development Bank,
Aa1      5,000     7.75%, 12/15/01            5,067,000
Aaa      3,350     8.625%, 5/01/01            3,433,985
NR       8,405   Banamex Remittance Master Trust,
                   Series 1996, 7.57%, 1/01/01** ..........           8,363,271
BBB-    15,000   Empresa Electric Guacolda,
                   7.60%, 4/30/01** .......................          14,700,000
A+      18,000   Province of Quebec,
                   9.125%, 8/22/01 ........................          18,525,356

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*  (000)                     DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------

                 YANKEE (CONTINUED)
BBB    $15,000   Republic of Argentina,
                   Zero Coupon, 4/15/01 ...................      $   13,305,000
Ba+      3,000   Republic of Colombia,
                   8.00%, 6/14/01 .........................           2,970,000
BBB-    12,000   Transpatadora de Gas,
                   10.25%, 4/25/01 ........................          12,090,000
                                                                 --------------
                                                                     78,454,612
                                                                 --------------
                 Total corporate bonds ....................         347,291,644
                                                                 --------------
                 STRIPPED MONEY MARKET
                 INSTRUMENTS--10.7%
AAA     65,000   Aim Prime Money Market Portfolio,
                   Zero Coupon, 1/02/01 ...................          61,193,730
AAA     50,000   Goldman Sachs Money Market
                   Portfolio, Zero Coupon, 1/02/01 ........          47,063,150
                                                                 --------------
                                                                    108,256,880
                                                                 --------------
       NOTIONAL
        AMOUNT
         (000)
        -------
                 CALL OPTIONS PURCHASED--0.0%
      $200,000   Interest Rate Swap,
                   5.6% over 3 month LIBOR,
                     expires 8/7/00 .......................              61,550
                                                                 --------------
                 Total long-term investments before
                   call options written and investment
                   sold short
                   (cost $1,350,726,324) ..................       1,319,773,403
                                                                 --------------

                 CALL OPTIONS WRITTEN--(0.2%)
                 Interest Rate Swap,
     $(300,000)    3 month LIBOR over 3 Year CMT,
                     expires 8/8/01 .......................          (1,457,841)
      (200,000)    3 month LIBOR over 5 Year CMT,
                     expires 8/12/01 ......................            (863,734)
                                                                 --------------
                   (premiums received $1,914,957) .........          (2,321,575)
                                                                 --------------
       PRINCIPAL
        AMOUNT
         (000)
        -------
                 INVESTMENT SOLD SHORT--(4.5%)
     $ (47,500)  U.S. Treasury Bonds,
                   6.125%, 8/15/29
                   (proceeds received $46,282,812) ........         (45,280,800)
                                                                 --------------
                 Total investments, net of call options
                   written and investment sold
                   short--125.3%
                   (cost $1,302,528,555) ..................       1,272,171,028
                 Liabilities in excess of other
                   assets--(25.3)% ........................        (256,935,727)
                                                                 --------------
                 NET ASSETS--100% .........................      $1,015,235,301
                                                                 ==============

----------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  *** Illiquid securities representing 0.50% of portfolio assets.
    @ Entire or partial  principal  amount  pledged as  collateral  for  reverse repurchase agreements or financial futures contracts.
   @@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $7,351,917.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
     CMT   -- Constant Maturity Treasury.
     G.O.  -- General Obligation.
     LIBOR -- London InterBank Offer Rate.
     REMIC -- Real Estate Mortgage Investment Conduit.
     TIPS  -- Treasury Inflation Protection Security.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (cost $1,350,726,324) (Note 1) ..........................     $ 1,319,773,403
Cash ......................................................             608,757
Deposits with brokers as collateral
  for investments sold short (Note 1) .....................          46,659,011
Receivable for investments sold ...........................          34,647,673
Interest receivable .......................................          13,223,584
Interest rate caps, at value
  (amortized cost $1,652,609) (Note 1) ....................           1,848,504
                                                                ---------------
                                                                  1,416,760,932
                                                                ---------------

LIABILITIES
Reverse repurchase agreements (Note 4) ....................         332,985,250
Investments sold short, at value
  (proceeds $46,282,812) (Note 1) .........................          45,280,800
Due to parent (Note 2) ....................................          17,719,969
Payable for investments purchased .........................           2,831,989
Call options written, at value
  (premium received $1,914,957) (Note 1) ..................           2,321,575
Due to broker-variation margin ............................             375,006
Unrealized depreciation on credit default swaps
  (Notes 1 & 3) ...........................................              11,042
                                                                ---------------
                                                                    401,525,631
                                                                ---------------
NET ASSETS ................................................     $ 1,015,235,301
                                                                ===============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................     $     1,420,106
  Paid-in capital in excess of par ........................       1,010,883,105
                                                                ---------------
                                                                  1,012,303,211
  Undistributed net investment income .....................          45,018,391
  Accumulated net realized loss ...........................         (11,619,627)
  Net unrealized depreciation .............................         (30,466,674)
                                                                ---------------
  Net assets, December 31, 1999 ...........................     $ 1,015,235,301
                                                                ===============
Net asset value per share:
  ($1,015,235,301 divided by 142,010,583 shares of
  common stock issued and outstanding) ....................     $          7.15
                                                                ===============


--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization
    of  $2,554,416 and interest expense
    of $14,018,113) .......................................     $    10,842,222
                                                                ---------------
Operating expenses
  Investment advisory .....................................           2,056,362
  Administration ..........................................             514,091
  Custodian ...............................................             126,000
  Legal ...................................................             123,000
  Independent accountants .................................              39,500
  Directors ...............................................              30,500
  Miscellaneous ...........................................             100,247
                                                                ---------------
    Total operating expenses ..............................           2,989,700
                                                                ---------------
  Net investment income before excise tax .................           7,852,522
    Excise tax ............................................           2,172,405
                                                                ---------------
  Net investment income ...................................           5,680,117
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments .............................................          (8,333,287)
  Short sales .............................................           2,169,862
  Options written .........................................             306,850
  Swaps ...................................................           3,261,750
  Futures .................................................          (4,461,249)
                                                                ---------------
                                                                     (7,056,074)
                                                                ---------------

Net change in unrealized appreciation (depreciation) on:
  Investments .............................................           4,133,807
  Short sales .............................................           1,952,509
  Options written .........................................          (2,164,373)
  Interest rate caps ......................................             924,499
  Swaps ...................................................             (98,495)
  Futures .................................................           1,453,960
                                                                ---------------
                                                                      6,201,907
                                                                ---------------
Net loss on investments ...................................            (854,167)
                                                                ---------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...............................     $     4,825,950
                                                                ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations ..............................................     $     4,825,950
                                                                ---------------
Decrease in investments ...................................         191,992,271
Net realized loss .........................................           7,056,074
Decrease in unrealized depreciation .......................          (6,201,907)
Increase in unrealized depreciation on
  credit default swaps ....................................              11,042
Decrease in unrealized appreciation
  on interest rate swaps ..................................              87,453
Decrease in interest receivable ...........................             383,759
Increase in receivable for
  investments sold ........................................         (34,355,162)
Decrease in deposits with brokers
  for investments sold short ..............................          20,403,489
Decrease in payable
  for investments purchased ...............................         (16,762,555)
Increase in call options written ..........................           2,320,871
Decrease in interest rate caps ............................          (2,651,151)
Decrease in payable for investments
  sold short ..............................................         (21,203,760)
Decrease in broker-variation margin .......................            (845,165)
Increase in due to Parent .................................           5,153,947
                                                                ---------------
  Total adjustments .......................................     $   145,389,206
                                                                ---------------
Net cash flows provided by operating
  activities ..............................................     $   150,215,156
                                                                ===============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ...........     $   150,215,156
                                                                ---------------
Cash flows used for financing activity:
  Decrease in reverse repurchase agreements ...............        (149,609,096)
                                                                ---------------
Net increase in cash ......................................             606,060
Cash at beginning of period ...............................               2,697
                                                                ---------------
Cash at end of period .....................................     $       608,757
                                                                ===============

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                            SIX MONTHS              YEAR
                                               ENDED                ENDED
                                            DECEMBER 31,           JUNE 30,
                                                1999                 1999
                                           --------------       --------------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ...............    $    5,680,117       $   58,274,471
  Net realized loss on
    investments .......................        (7,056,074)          (3,150,890)
  Net change in unrealized
    appreciation/depreciation
    on investments ....................         6,201,907          (34,561,917)
                                           --------------       --------------
  Net increase
    in net assets resulting
    from operations ...................         4,825,950           20,561,664
Dividends from net
  investment income ...................                --          (60,815,696)
                                           --------------       --------------
Total increase  (decrease) ............         4,825,950          (40,254,032)

NET ASSETS
Beginning of  period ..................     1,010,409,351        1,050,663,383
                                           --------------       --------------
End of  period (including
  undistributed net
  investment income
  of $45,018,391 and
  $37,414,069, respectively) ..........    $1,015,235,301       $1,010,409,351
                                           ==============       ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             SIX MONTHS                             FOR THE PERIOD
                                                                                ENDED                             OCTOBER 17, 1997*
                                                                             DECEMBER 31,        YEAR ENDED            THROUGH
                                                                                 1999           JUNE 30, 1999       JUNE 30, 1998
                                                                              ----------          ----------          ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................................     $     7.12          $     7.40        $     7.14
                                                                              ----------          ----------        ----------
   Net investment income (net of interest expense of
     $0.10, $0.14 and $0.12, respectively) ..............................           0.04                0.41              0.28
   Net realized and unrealized loss .....................................          (0.01)              (0.26)            (0.02)
                                                                              ----------          ----------        ----------
Net increase from investment operations .................................           0.03                0.15              0.26
                                                                              ----------          ----------        ----------
Dividends from net investment income ....................................             --               (0.43)               --
                                                                              ----------          ----------        ----------
Net asset value, end of period ..........................................     $     7.15          $     7.12        $     7.40
                                                                              ==========          ==========        ==========

TOTAL INVESTMENT RETURN+.................................................           0.42%               2.03%             3.64%
                                                                              ==========          ==========        ==========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ......................................................           0.58%++             0.56%             0.56%++
Operating expenses and interest expense .................................           3.33%++             2.38%             3.01%++
Operating expenses, interest expense and excise taxes ...................           3.75%++             2.56%             3.10%++
Net investment income ...................................................           2.77%++             5.47%             5.54%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) .......................................     $1,017,005          $1,065,302        $1,024,887
Portfolio turnover ......................................................             50%                148%              182%
Net assets, end of period (in thousands) ................................     $1,015,235          $1,010,409        $1,050,663
Reverse repurchase agreements outstanding,
   end of period (in thousands) .........................................     $  332,985          $  482,594        $   51,665
Asset coverage+++........................................................     $    4,049          $    3,094        $   21,336

-------------
*    Commencement of investment operations.
+ This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return for periods of less than one full year are not annualized.
++   Annualized.
+++  Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY,  INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &
ACCOUNTING
POLICIES

BLK Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on October 17, 1997, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 2001 Term Trust Inc. ("BTM"), incorporated under the laws of the State of Maryland and as such, a wholly-owned subsidiary of BTM. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BTM. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors.

Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   Credit default swaps involve the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security. See note 3 for a summary of open swap agreements as of December 31, 1999.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non- performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in security lending during the period ended December 31, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $1,924,205 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRockAdvisors Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The Trust reimburses the 2001 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportion-ate amount of net assets which are held by the Trust relative to the net assets of the 2001 Term Trust.

NOTE 3. PORTFOLIO
SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1999 aggregated $733,322,037 and $911,919,886, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1999, the Trust held 6.8% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1999 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $30,466,674 (gross unrealized appreciation--$18,997,367; gross unrealized depreciation--$49,464,041).

   Details of open financial futures contracts at December 31, 1999 are as follows:

                                      VALUE AT       VALUE AT
NUMBER OF               EXPIRATION     TRADE       DECEMBER 31,     UNREALIZED
CONTRACTS     TYPE         DATE        DATE           1999         DEPRECIATION
---------    -----      ----------    -------      ------------     ----------
Long position:
   750    30 Yr.T-Bond   3/2000     $68,497,125    $68,203,125      $(294,000)
                                                                    =========
   Details of the interest rate cap held at December 31, 1999 are as follows:
NOTIONAL                                               VALUE AT
 AMOUNT   FIXED  FLOATING  TERMINATION   AMORTIZED   DECEMBER 31,  UNREALIZED
  (000)    RATE    RATE       DATE         COST         1999       APPRECIATION
--------  -----  --------  -----------   ---------   -----------   ------------
120,000   6.00%   3-month    2/19/02    $1,652,609   $1,848,504      $195,895
                   LIBOR                                             ========

   Details of open credit default swaps at December 31, 1999 are as follows:

NOTIONAL
 AMOUNT                                                              UNREALIZED
  (000)     TERMS                                                  DEPRECIATION
 -------    -----                                                  ------------
  Sold:
$(15,000)   An  agreement  with  Salomon  Brothers  International     $(10,920)
            Limited  dated July 16, 1999 (trade  date) to receive
            1.68% per year times the notional amount. The fund makes a payment only upon a credit event with respect to News America Holdings, the referenced security in the contract, of the notional amount. The scheduled termination date is June 15, 2001.

(15,000)    An  agreement  with  Salomon  Brothers  International         (122)
            Limited  dated July 20, 1999 (trade  date) to receive
            1% per year times the notional amount. The fund makes
            a payment  only upon a credit  event with  respect to
            MCI Worldcom  Inc.,  the  referenced  security in the
            contract,  of  the  notional  amount.  The  scheduled
            termination date is June 15, 2001.
                                                                       --------
                                                                       $(11,042)
                                                                       ========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1999, was approximately $439,558,194 at a weighted average interest rate of approximately 4.96%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $613,051,938 as of August 31, 1999 which was 32.62% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

                                                             #

   The Trust did not enter into dollar rolls during the six months ended December 31, 1999.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BTM owned all of the 142,010,583 shares outstanding at December 31, 1999.

BLACKROCK


DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   The accompanying financial statements as of December 31, 1999 were not audited and accordingly, no opinion is expressed on them.


                              BLK SUBSIDIARY, INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                               New York, NY 10019
                                 (800) 227-7BFM






BLK SUBSIDIARY, INC.
==========================
SEMI-ANNUAL REPORT
DECEMBER 31, 1999

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